企业法人营业执照

（副　本）

注册号 610200100002933　　副本编号：1 - 1

名　　　　称　陕西索昂新能源实业有限公司

住　　　　所　铜川耀州区董家河镇王家砭村

法定代表人姓名　任宝文

注 册 资 本　伍佰万圆整

实 收 资 本　伍佰万圆整

公 司 类 型　有限责任公司（外商投资企业法人独资）

经 营 范 围　水煤浆产品投资、研发、生产、销售及技术服务；水煤浆（煤）基环保燃料技术的研发及生产及应用；水煤浆集中供热投资、经营；普通机（电）械设备成套制造、销售、安装、设计；给排水设计、安装系统设计、安装服务（以上经营范围凡涉及国家有专项专营规定的从其规定）

执照有效期限：自2009年09月18日至2013年09月17日

成 立 日 期　二〇〇六年六月十二日

营 业 期 限　自二〇〇六年六月十二日至二〇二六年六月十一日

须　知

1. 《企业法人营业执照》是企业法人资格和合法经营的凭证。
2. 《企业法人营业执照》分为正本和副本，正本和副本具有同等法律效力。
3. 《企业法人营业执照》正本应当置于住所的醒目位置。
4. 《企业法人营业执照》不得伪造、涂改、出租、出借、转让。
5. 登记事项发生变化，应当向公司登记机关申请变更登记，换领《企业法人营业执照》。
6. 每年三月一日至六月三十日，应当参加年度检验。
7. 《企业法人营业执照》被吊销后，不得开展与清算无关的经营活动。
8. 办理注销登记，应当交回《企业法人营业执照》正本和副本。
9. 《企业法人营业执照》遗失或者毁坏的，应当在公司登记机关指定的报刊上声明作废，申请补领。

年度检验情况

铜川市工商行政管理局

二〇〇九年九月十八日